                                                Morgan Stanley Mid-Cap Value Fund
                                                  Item 77(O) 10F-3 Transactions
                                                 March 1, 2008 - August 31, 2008

-------------------------------------------------------------------------------------------------------------------
                                                                     Amount of       % of      % of
                                     Offering        Total            Shares       Offering    Funds
 Security     Purchase/   Size of    Price of      Amount of         Purchased    Purchased    Total                     Purchased
 Purchased   Trade Date   Offering    Shares       Offering           By Fund      By Fund     Assets       Brokers        From
------------------------------------------------------------------------------------------------------------------- CIT Group     04/21/08       -        $50.00     $500,000,000.00      $320,000      0.06%      0.24%      JPMorgan,    JPMorgan
   Inc.                                                                                                     Morgan     Securities
   PFD                                                                                                      Stanley,
   8.750                                                                                                    Lehman
                                                                                                           Brothers,
                                                                                                             Citi

Dr. Pepper     04/25/08       -       $99.985    $1,200,000,000.00      30,000       0.00%      0.07%       Banc of       JPMorgan
 Snapple                                                                                                     America      Securities
Group Inc.                                                                                                Securities
   Note                                                                                                      LLC,
  6.820%                                                                                                    Goldman
   due                                                                                                   Sachs & Co.,
 5/1/2018                                                                                                  JPMorgan
                                                                                                           Securities,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                              UBS
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                          BNP Paribas,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities
                                                                                                            Internet,
                                                                                                             Scotia
                                                                                                             Capital
                                                                                                              Inc.,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                              TD
                                                                                                          Securities,
                                                                                                           Wachovia
                                                                                                          Securities
                                                                                                              Inc.